EMPIRIC CORE EQUITY FUND

SUMMARY PROSPECTUS January 28, 2010
Ticker Symbol:
Class A	EMCAX
Class C	EMCCX

www.empiricfunds.com

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.empiricfunds.com/prospectus.html.  You can also get this information at no cost by calling 888-839-7424.  The Fund’s Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective
To achieve capital appreciation by investing in equity securities and derivatives of domestic and foreign corporations.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section entitled “Distribution of Fund Shares” on page 19 of the Fund’s prospectus and in the section entitled “Purchase and Redemption of Shares” on page 35 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	CLASS A	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, as applicable) (1)	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	NONE	NONE
Maximum Account Maintenance Fee	$60	$60

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (Rule 12b-1) Fees	0.25%	1.00%
Other Expenses	0.49%	0.49%
Acquired Fund Fees and Expenses	0.02%	0.02%
Total Annual Fund Operating Expenses(2)	1.76%	2.51%
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(1)	May be applied to redemptions within one year of purchase.
(2)
The Total Annual Fund Operating Expenses for the Fund do not correlate to the Ratio of Expenses to Average Net Assets included in the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as acquired fund fees and expenses.

Example.  The example below is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$744	$1,097	$1,474	$2,529
Class C	$357	$782	$1,335	$2,846

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 259% of the average value of its portfolio.

Principal Investment Strategies
We will seek to achieve the Fund’s objective by purchasing and holding equity securities and derivatives of both foreign and domestic companies.  We practice quantitative techniques in the selection of stocks using a computer screening process to assist us in finding investment opportunities.

Qualitative factors are considered in investment selection, but their influence is usually minimal.  The Fund is “non-diversified,” meaning that it has the ability to invest a larger percentage of its overall assets in any one stock than do “diversified” funds.

We seek capital appreciation by investing in companies that we believe are undervalued, which could include small, medium or large capitalization companies, as well as derivatives relating to domestic and foreign corporations.

The Fund invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities or common stocks that we deem to be undervalued and which have characteristics we deem will likely cause those stocks to appreciate in the near future.  Such characteristics include the sector or industry the company is in, certain ratios of the company such as return-on-equity or margins, the size of the company, past and future growth of the company, analysts’ expectations, earnings surprises and other characteristics we deem may impact the appreciation of stocks.  The Fund’s policy of investing in equity securities may only be changed upon 60 days’ prior notice to shareholders.  The Fund has historically held little cash and been fully invested in stocks.

Additionally, the Fund uses options to hedge portfolio risk and when the Advisor believes such securities are more efficient in capturing the anticipated underlying returns.

Principal Investment Risks
•  General.  Investors should carefully consider their risk tolerance before investing.  As with all mutual fund investments, loss of money is a risk of investing.  Please read the other risks detailed below that apply to investing in our Fund.
•  Market Risk.  Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual company’s stocks regardless of the success or failure of an individual company’s operations.
•  Equity Securities Risks.  Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions, which tend to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities.
•  Large Cap Company Risk.  Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.
•  Small and Medium Cap Company Risk.  Securities of companies with small and medium market capitalizations are often more volatile and less liquid than investments in larger companies.  Small and medium cap companies may face a greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

•  Non-Diversification Risk.  The Fund is “non-diversified.”  It may therefore make greater investment in a single issuer than a diversified fund, which could make the Fund more susceptible to financial, economic or market events impacting such issuer.  This could affect the value of your investment.  It may also increase the volatility of the Fund’s share price, as compared to a diversified fund.
•  Foreign Securities Risk.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.
•  Derivatives Risk.  The Fund may buy or sell a variety of “derivative” instruments (for example, options, futures or index-based instruments) in order to gain exposure to particular securities or markets, in connection with hedging transactions and to increase total return.  The Fund’s use of derivative instruments involves the risk that such instruments may not work as intended due to unanticipated developments in market conditions or other causes.
•  Short Sales Risk.  The risk of loss if the value of a security sold short increases prior to the scheduled delivery date because the Fund must pay more for the security than it has received form the purchaser in the short sale.
•  Options Risk.  There are risks that option writing strategies the Fund uses will not be successful due to market behavior or unexpected events.  In buying call and put options, the Fund may forego its investment should the options fail to reach their strike prices before expiration.  In selling call options, the Fund receives a premium, but may forego appreciation of the underlying security.  In selling put options, the Fund receives a premium, but may have the underlying security put to the Fund, at a price greater than its then current market value.
•  Portfolio Turnover Risk.  The Fund may make changes in its portfolio consistent with the Fund’s policies when we believe doing so is in the best interest of the Fund.  We anticipate Fund turnover to be considerably higher than that of comparable funds.  High turnover may increase transaction costs, increase taxable gains and negatively affect performance.  A high rate of portfolio turnover is 100% or more.  We consider the effects of higher turnover when evaluating short-term investments.

Performance
The bar chart and table below illustrate the variability of the Fund’s returns and the risks of investing.  The bar chart shows how performance of the Fund’s Class A shares (the Class with the longest period of annual returns) has varied from year to year and does not reflect the deduction of any applicable sales charges.  If sales charges had been reflected, the returns for Class A shares would be less than those shown below.  The performance of Class C shares will differ due to differences in expenses.  The table compares the Fund’s performance to that of a broad-based market index.  The Fund’s performance, before and after taxes, is not a prediction of future results.

Calendar Year Total Returns

Class A
During the period of time shown in the bar chart, the Fund’s best and worst quarters are shown below.

Best Quarter: (second quarter, 2003) 35.41%
Worst Quarter: (third quarter, 2008) -21.83%

Average Annual Total Returns
(For the periods ended December 31, 2009)
	One Year	Five Years	Ten Years	Since Class C Inception (10/7/05)
Class A
Return Before Taxes	20.68%	2.32%	10.14%	N/A
Return After Taxes on Distributions	20.68%	1.62%	9.76%	N/A
Return After Taxes on Distributions and on Sale of Fund Shares	13.44%	2.12%	9.14%	N/A
Class C
Return Before Taxes	26.16%	N/A	N/A	1.56%
S&P 500® Index	26.46%	0.42%	-0.95%	0.48%
(reflects no deduction for fees, expenses or taxes)
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After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The Fund’s performance presented in the table reflects the effects of the maximum applicable sales charge and the Fund’s operating expenses.  After tax returns are shown only for the Fund’s Class A shares and after-tax returns for Class C shares will vary.

Management
Investment Advisor.  Empiric Advisors, Inc. is the investment advisor to the Fund.

Portfolio Manager.  Mark Coffelt is the Chief Investment Officer of the Advisor and Portfolio Manager of the Fund since 1995.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Empiric Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transfer, by telephone at 1-888-839-7424 or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts are shown below.  The Advisor, in its sole discretion, may waive the following minimums, including the minimums for certain asset-based fee programs, omnibus accounts or wrap fee programs.

Minimum Investments	To Open Your Account	To Add to Your Account
Regular Accounts	$5,000	$100
Individual Retirement Accounts (Traditional, Roth, SEP, and SIMPLE IRAs)	$5,000	$100
Coverdell Education Savings Accounts	$2,000	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson, financial advisor or visit your financial intermediary’s website for more information.